SUBJECT:  Rule 10f-3 Report


The following funds purchased securities and complied with the provisions of Rule 10f-3.



Salomon Brothers Variable
Capital Fund
Salomon Brothers Variable
Investors Fund
Salomon Brothers Variable
Small Cap Growth Fund

10f-3 REPORT

SALOMON BROTHERS
VARIABLE CAPITAL FUND
January 1, 2002 through
December 31, 2002

Issuer: Asbury Automotive Group.
Trade Date: 03/13/02
Seller Dealer: Goldman Sachs
Purchase Amount: $14,850
Price: $16.50
% of Issue (1): 0.11A

Issuer: Alcon
Trade Date: 03/21/02
Seller Dealer: CS First Boston
Purchase Amount: $1,049,400
Price: $33.00
% of Issue (1): 0.10 B


(1)             Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A- A total of 8,800 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $145,200.
B - A total of 314,300 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $10,371,900.



10f-3 REPORT

SALOMON BROTHERS VARIABLE
SMALL CAP GROWTH FUND
January 1, 2002 through
December 31, 2002

Issuer: Asbury Automotive Group .
Trade Date: 3/13/02
Seller Dealer: Goldman Sachs
Purchase Amount: $1,1650
Price: $16.50
% of Issue (1): 0.11A


Issuer: Platinum Underwriters Holdings
Trade Date: 10/28/02
Seller Dealer: Goldman Sachs
Purchase Amount: $1,700
Price: $22.50
% of Issue (1): 0.005





(1)              Represents purchases by all
affiliated funds; may not exceed
25% of the offering.

A - A total of 8,800 shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $145,200.








10f-3 REPORT

SALOMON BROTHERS VARIABLE
INVESTORS FUND
January 1, 2002 through
December 31, 2002

Issuer: American Electric Power
Trade Date: 06/05/02
Seller Dealer: Goldman Sachs
Purchase Amount: $1,881,400
Price:40.90
% of Issue (1): 1.87A


Issuer: El Paso Co.
Trade Date: 06/20/02
Seller Dealer: First Boston
Purchase Amount: $526,680
Price:19.95
% of Issue (1): 0.29 B


Issuer: St. Paul Companies
Trade Date: 07/25/02
Seller Dealer: Merrill Lynch
Purchase Amount: $316,575
Price:24.2
% of Issue (1): 2.17C


Issuer: Hartford Financial
Trade Date: 09/09/02
Seller Dealer: Montgomery Securities
Purchase Amount: $1,488,375
Price:47.25
% of Issue (1): 0.74D





(1)              Represents purchases by all
affiliated funds; may not
exceed 25% of the offering.

A - A total of 299,800  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $12,261,820.

B - A total of 132,400  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $2,641,380.

C - A total of 336,500  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $8,143,300.

D - A total of 46,800  shares was
purchased by funds in the Salomon
Brothers complex for an aggregate
purchase price of $2,211,300.